UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2006

GEORESOURCES, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1407 West Dakota Parkway, Suite 1-B, Williston, ND 58801

(Address of principal executive offices) (Zip Code)

(701) 572-2020

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communciations pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communciations pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signature
Exhibit Index
EX - 99.2 Press Release dated November 29, 2006

ITEM 7.01. REGULATION FD DISCLOSURE

On November 29, 2006, GeoResources, Inc. issued a press release providing updates on operations and its merger agreement with Southern Bay Oil & Gas, L.P. and Chandler Energy, LLC.  A copy of the press release is furnished with this report as Exhibit 99.2, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Furnished herewith is the following:

Exhibit No.	Description

99.2	Press Release dated November 29, 2006

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

By:

/s/ Jeffrey P. Vickers

Jeffrey P. Vickers, President

Date: December 1, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.2	Press Release dated November 29, 2006